OMB APPROVAL
OMB Number: 3235-0570 Expires: September 30, 2007 Estimated average burden hours per response: 19.4

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08365

Evergreen Select Fixed Income Trust

____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:	Registrant is making an annual filing for one of its series, Evergreen Core Bond Fund, for the year ended April 30, 2009. This series has April 30 fiscal year end.

Date of reporting period: April 30, 2009

Item 1 - Reports to Stockholders.

Evergreen Core Bond Fund

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
17	SCHEDULE OF INVESTMENTS
25	STATEMENT OF ASSETS AND LIABILITIES
27	STATEMENT OF OPERATIONS
28	STATEMENTS OF CHANGES IN NET ASSETS
30	NOTES TO FINANCIAL STATEMENTS
44	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
45	ADDITIONAL INFORMATION
48	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Core Bond Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the fall of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Evergreen Diversified Income Builder Fund’s manager maintained an emphasis on better-quality, high-yield corporate bonds while also increasing the exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

FUND AT A GLANCE

as of April 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Robert A. Calhoun, CFA; Parham M. Behrooz, CFA; Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 12/13/1990

	Class A	Class B	Class C	Class I	Class IS	Class R
Class inception date	5/11/2001	5/11/2001	5/11/2001	12/13/1990	10/2/1997	10/10/2003

Nasdaq symbol	ESBAX	ESBBX	ESBCX	ESBIX	ESBSX	ESBRX

Average annual return*

1-year with sales charge	-27.26%	-27.80%	-24.93%	N/A	N/A	N/A

1-year w/o sales charge	-23.63%	-24.21%	-24.21%	-23.43%	-23.63%	-23.82%

5-year	-4.23%	-4.31%	-3.99%	-3.03%	-3.27%	-3.51%

10-year	1.03%	0.93%	0.93%	1.74%	1.48%	1.45%

Maximum sales charge	4.75%	5.00%	1.00%	N/A	N/A	N/A
	Front-end	CDSC	CDSC

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C, I or IS, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Classes A, B, C and R prior to their inception is based on the performance of Class I, the original class offered. Historical performance shown for Class IS is based on (1) the performance of Class IS of the fund’s predecessor fund, Tattersall Bond Fund, from 10/2/1997 to 6/7/1999 and (2) Class I of Tattersall Bond Fund from 12/13/1990 to 10/1/1997. Historical performance shown for Class I, prior to 6/7/1999, is based on the performance of Class I of the fund’s predecessor fund, Tattersall Bond Fund. The historical returns for Classes A, B, C, IS and R have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Classes A and IS, 0.50% for Class R and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B, C, IS and R would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Core Bond Fund Class A shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I and IS shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

FUND AT A GLANCE continued

This section left intentionally blank

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -23.63% for the twelve-month period ended April 30, 2009, excluding any applicable sales charges. During the same period, the BCABI returned 3.84%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment process

Much of fiscal 2008 was marred by a collapsing credit market and subsequent bankruptcies that eventually led to unprecedented government intervention. Events came to a head in September 2008, when concerns about the financial health of Fannie Mae and Freddie Mac roiled the market and the aftershocks rippled through the Financial sector. By the end of that month, the government had interceded no less than eight times to shore up troubled financial institutions or assist in mergers. The Federal Reserve Board (the “Fed”) along with central banks around the globe continued to provide huge amounts of liquidity to the market. The Fed, the Treasury Department, the Federal Deposit Insurance Corporation and other government entities provided an extraordinary response to this crisis, including numerous programs aimed at specific areas of the market. These programs included the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Investment Program (“PPIP”), coming in the latter half of the fund’s fiscal year, which are geared towards some of the more distressed areas of the fixed income market. To date, these groups have allocated more than $11 billion to programs designed to provide stability to, and restore confidence in, the financial system. As fiscal year 2008 came to a close, the economy remained entrenched in what has become the longest U.S. recession since the 1980s, and economic data continued to show signs of weakness. The U.S. economy contracted by 6% in the fourth quarter of calendar year 2008, and then contracted by a similar amount in the first few months of 2009. The unemployment rate continued to rise through most of fiscal 2008, topping 8% by the fund’s fiscal year end.

For most of the fiscal year, Treasuries were favored as investors shunned all manner of risky assets. This drove down the yields on Treasury securities to record levels. In this massive flight-to-quality trade, all sectors of the fixed income market trailed Treasuries by wide margins. Mortgage-backed issues remained tainted by continued weakness in housing, and as the year wore on, this concern deepened as troubles at Freddie Mac and Fannie Mae took center stage. While agency-backed mortgages struggled, mortgages issued by non-agency banks and financial institutions (residential mortgage-backed securities or “RMBS”) faced even more drastic price declines on concerns about rising defaults and delinquencies on the underlying properties. Early in the year, the corporate sector provided some shelter from the housing storm, but in the third quarter of 2008, corporates experienced record underperformance, particularly in the Financial sector. While all spread sectors experienced their worst annual performance relative to Treasuries in 2008, the year did end on a more positive note. Corporate bonds and agency-backed

PORTFOLIO MANAGER COMMENTARY continued

mortgages began to see some improvement late in the fourth quarter of 2008, bolstered by investor risk-taking as government support of the markets took hold. This positive tone continued in early 2009 and allowed the fund to make up some of the underperformance of the earlier periods. By the end of the fiscal year, however, concerns about future supply of Treasuries and some risk-taking by investors in spread products and equities helped push yields higher, especially on the long-end of the yield curve.

Contributors to performance

In a year when U.S. Treasuries were the only area of the market to provide positive returns, added value was difficult to attain. The fund, however, benefited from security selection within the corporate sector. While the fund owned some bonds of issues that experienced trouble, holding positions that were market-weighted, or less, minimized the affect on performance. In addition, the fund avoided exposure to some of the worst-performing names in the sector and this benefited the fund. The overweight to corporates, while negative for the full year (primarily due to the September/October sell-off), began to add value in the fourth quarter of 2008 and throughout the first part of 2009. The fund benefited from maintaining this overweight and focusing on high-quality names within the sector.

Detractors from performance

The fund’s performance was impacted by overweights to three primary areas: corporate bonds, RMBS and commercial mortgage backed securities (“CMBS”). In general, any exposure to non-Treasury assets was a detractor for the year as the market experienced an unprecedented credit event where market liquidity was severely lessened. The CMBS sector started the fiscal year on a solid note but then quickly reversed course as levered investors were forced to sell assets. The sector continued to underperform for much of the the period as headlines concerning commercial property defaults rattled investors. The fund maintained an overweight to the sector for the period, looking to take advantage of the record yield levels on this high-quality sector. The sector was the worst performer during the period, however, which adversely affected returns. The fund was also hurt by an overweight to the RMBS sector held throughout the fiscal year. The sector experienced significant underperformance as economic weakness and rising unemployment coupled with declining home prices led to rising loan defaults. While the securities in the fund continued to pay principle and interest payments throughout the year, their prices declined to distressed levels. After the corporate sector underperformed in early 2008, the fund moved from a neutral weighting relative to the benchmark index to an overweight. As credit markets weakened in the summer and fall, the corporate sector was especially hard hit and this exposure hurt returns on the fund. Within the corporate market, the fund’s investments in the Finance sector also detracted from results.

Portfolio management outlook

The economy has continued to deteriorate since the beginning of the fiscal year, with demand for homes, automobiles and industrial goods ultimately reaching lows not seen since the early 1980s recession. This led the highest level of continuing unemployment

PORTFOLIO MANAGER COMMENTARY continued

claims since 1967 as the fund’s fiscal year came to a close. Nevertheless, there were some signs of firmness in the housing sector near the end of fiscal 2008, which may indicate the economy is beginning to stabilize, albeit at a low level. The U.S. government’s capital commitments to the financial system, public funding for investment managers to purchase out-of-favor investments and an economic stimulus plan currently have assisted in stabilizing bond prices and increased the possibility that real estate values may stop declining. The positive effects of such historical government intervention have yielded improved market pricing at present, but it remains to be seen what the longer-term affects of these actions might be. Given this uncertain economic environment, market volatility is likely to remain high for some time. Interest rates remain historically low, but despite concerns about increased Treasury supply, we currently believe we are not likely to see a significant rise in interest rates over the near term. In this environment, we expect to keep duration relatively close to the index. Despite the recent improvement in the corporate sectors, yield spreads still remain near record levels and the sector remains attractive. We expect to maintain an overweight to the sector over the near-term but if spreads continue to narrow, we are likely to reduce that exposure somewhat. We still believe that there is good value in both CMBS and RMBS at current prices and will maintain exposure to those market segments. While a significant improvement in prices is likely to play out over a longer time period, the fund currently maintains a significant yield advantage over the market and we believe this should help drive positive relative returns going forward.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 979.40	$3.44
Class B	$1,000.00	$ 975.75	$7.10
Class C	$1,000.00	$ 975.75	$7.10
Class I	$1,000.00	$ 980.62	$2.21
Class IS	$1,000.00	$ 979.40	$3.44
Class R	$1,000.00	$ 978.18	$4.66
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,021.32	$3.51
Class B	$1,000.00	$1,017.60	$7.25
Class C	$1,000.00	$1,017.60	$7.25
Class I	$1,000.00	$1,022.56	$2.26
Class IS	$1,000.00	$1,021.32	$3.51
Class R	$1,000.00	$1,020.08	$4.76

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.70% for Class A, 1.45% for Class B, 1.45% for Class C, 0.45% for Class I, 0.70% for Class IS and 0.95% for Class R), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.49 [1]	0.50	0.47	0.43	0.39
Net realized and unrealized gains or losses on investments	(2.78)	(0.67)	0.23	(0.38)	0.12

Total from investment operations	(2.29)	(0.17)	0.70	0.05	0.51

Distributions to shareholders from
Net investment income	(0.33)	(0.25)	(0.47)	(0.44)	(0.42)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.14)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.47)	(0.49)	(0.47)	(0.47)	(0.50)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return[2]	(23.63)%	(1.70)%	7.02%	0.40%	4.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$139,462	$416,462	$437,106	$436,321	$452,253
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.70%	0.70%	0.71%	0.74%	0.75%
Expenses excluding waivers/reimbursements and expense reductions	0.87%	0.85%	0.84%	0.85%	0.83%
Net investment income (loss)	5.89%	4.87%	4.57%	4.08%	3.62%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.42 [1]	0.42	0.40	0.35 [1]	0.31
Net realized and unrealized gains or losses on investments	(2.77)	(0.66)	0.23	(0.38)	0.13

Total from investment operations	(2.35)	(0.24)	0.63	(0.03)	0.44

Distributions to shareholders from
Net investment income	(0.27)	(0.18)	(0.40)	(0.36)	(0.35)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.14)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.41)	(0.42)	(0.40)	(0.39)	(0.43)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return[2]	(24.21)%	(2.42)%	6.25%	(0.30)%	4.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$51,355	$118,355	$151,785	$180,123	$226,798
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses excluding waivers/reimbursements and expense reductions	1.62%	1.55%	1.54%	1.55%	1.53%
Net investment income (loss)	5.17%	4.10%	3.83%	3.36%	2.92%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.42 [1]	0.42	0.40	0.35	0.31
Net realized and unrealized gains or losses on investments	(2.77)	(0.66)	0.23	(0.38)	0.13

Total from investment operations	(2.35)	(0.24)	0.63	(0.03)	0.44

Distributions to shareholders from
Net investment income	(0.28)	(0.18)	(0.40)	(0.36)	(0.35)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.13)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.41)	(0.42)	(0.40)	(0.39)	(0.43)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return[2]	(24.21)%	(2.42)%	6.25%	(0.30)%	4.13%

Ratios and supplemental data
Net assets, end of period (thousands)	$72,176	$117,018	$138,271	$127,905	$130,261
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses excluding waivers/reimbursements and expense reductions	1.62%	1.55%	1.54%	1.55%	1.53%
Net investment income (loss)	5.21%	4.11%	3.83%	3.38%	2.93%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.52 [1]	0.52	0.51	0.46	0.42
Net realized and unrealized gains or losses on investments	(2.79)	(0.66)	0.22	(0.38)	0.12

Total from investment operations	(2.27)	(0.14)	0.73	0.08	0.54

Distributions to shareholders from
Net investment income	(0.35)	(0.28)	(0.50)	(0.47)	(0.45)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.14)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.49)	(0.52)	(0.50)	(0.50)	(0.53)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return	(23.43)%	(1.44)%	7.31%	0.70%	5.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$443,238	$2,533,092	$3,336,264	$3,568,884	$3,608,802
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.45%	0.45%	0.45%	0.45%	0.45%
Expenses excluding waivers/reimbursements and expense reductions	0.62%	0.55%	0.54%	0.55%	0.53%
Net investment income (loss)	5.97%	5.10%	4.83%	4.37%	3.92%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS IS	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.49 [1]	0.49	0.48	0.43	0.40
Net realized and unrealized gains or losses on investments	(2.78)	(0.66)	0.23	(0.38)	0.12

Total from investment operations	(2.29)	(0.17)	0.71	0.05	0.52

Distributions to shareholders from
Net investment income	(0.33)	(0.25)	(0.48)	(0.44)	(0.43)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.14)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.47)	(0.49)	(0.48)	(0.47)	(0.51)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return	(23.63)%	(1.69)%	7.04%	0.45%	4.91%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,001	$35,517	$43,403	$44,797	$54,682
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	0.87%	0.80%	0.79%	0.80%	0.78%
Net investment income (loss)	5.86%	4.85%	4.59%	4.12%	3.68%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS R	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.81	$10.47	$10.24	$10.66	$10.65

Income from investment operations
Net investment income (loss)	0.46 [1]	0.47	0.45	0.41	0.40
Net realized and unrealized gains or losses on investments	(2.77)	(0.66)	0.23	(0.39)	0.09

Total from investment operations	(2.31)	(0.19)	0.68	0.02	0.49

Distributions to shareholders from
Net investment income	(0.32)	(0.23)	(0.45)	(0.41)	(0.40)
Net realized gains	0	0	0	(0.03)	(0.08)
Tax basis return of capital	(0.13)[1]	(0.24)	0	0	0

Total distributions to shareholders	(0.45)	(0.47)	(0.45)	(0.44)	(0.48)

Net asset value, end of period	$7.05	$9.81	$10.47	$10.24	$10.66

Total return	(23.82)%	(1.94)%	6.78%	0.20%	4.65%

Ratios and supplemental data
Net assets, end of period (thousands)	$21,539	$41,434	$33,411	$17,879	$5,628
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.95%	0.95%	0.95%	0.95%
Expenses excluding waivers/reimbursements and expense reductions	1.12%	1.05%	1.04%	1.05%	1.04%
Net investment income (loss)	5.69%	4.64%	4.35%	3.98%	3.60%
Portfolio turnover rate	158%	246%	156%	184%	183%

1	Calculated based on average shares outstanding during the period.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 11.6%
FIXED-RATE 6.3%
FNMA:
5.37%, 04/01/2017	$2,460,000	$2,613,135
5.40%, 05/01/2017	3,417,502	3,632,087
5.63%, 11/01/2011	1,291,638	1,360,137
6.06%, 09/01/2016	1,429,926	1,408,735
6.11%, 02/01/2012	3,731,655	3,994,870
6.23%, 04/01/2011	1,881,022	1,977,106
6.28%, 08/01/2011	11,945,000	12,666,932
6.32%, 08/01/2012	5,470,423	5,895,271
6.37%, 08/01/2011	3,981,300	4,225,436
6.53%, 02/01/2016	5,376,716	5,869,672
6.93%, 11/01/2012	2,561,628	2,789,451

		46,432,832

FLOATING-RATE 5.3%
FNMA:
5.62%, 12/01/2011	13,559,512	14,341,862
6.11%, 07/01/2012	23,408,274	25,247,060

		39,588,922

Total Agency Commercial Mortgage-Backed Securities (cost $84,344,548)		86,021,754

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.4%
FIXED-RATE 0.4%
FHLMC:
Ser. 0243, Class 6, IO, 6.00%, 12/15/2032	85,423	8,858
Ser. 1897, Class K, 7.00%, 09/15/2026	5,279	5,778
Ser. 2006-44, Class OA, 5.50%, 12/25/2026	205,204	210,492
Ser. 2043, Class ZP, 6.50%, 04/15/2028	140,122	149,020
Ser. 2173, Class Z, 6.50%, 07/15/2029	344,818	365,648
Ser. 2326, Class ZP, 6.50%, 06/15/2031	46,679	49,469
Ser. 2423, Class MC, 7.00%, 03/15/2032	75,347	81,764
Ser. 2840, Class OD, 5.00%, 07/15/2029	325,000	339,276
FNMA:
Ser. 0342, Class 2, IO, 6.00%, 09/01/2033	229,988	35,146
Ser. 1998-61, Class PL, 6.00%, 11/25/2028	73,754	78,568
Ser. 1999, Class LH, 6.50%, 11/25/2029	106,914	113,440
Ser. 2001-06, Class ZC, 6.50%, 09/25/2030	281,598	304,424
Ser. 2001-46, Class ZG, 6.00%, 09/25/2031	495,499	527,864
Ser. 2001-82, Class ZA, 6.50%, 01/25/2032	68,661	71,611
Ser. 2002-56, Class KW, 6.00%, 04/25/2023	250,426	254,844
Ser. 2003-025, Class IK, IO, 7.00%, 04/25/2033	650,536	79,567
Ser. 2003-033, Class IA, IO, 6.50%, 05/25/2033	271,082	39,965
Ser. 2004-45, Class VB, 4.50%, 10/25/2028	100,000	102,180

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FIXED-RATE continued
FNMA:
Ser. 2005-31, Class PB, 5.50%, 04/25/2035	$75,000	$77,632
Ser. 2006-57, Class PA, 5.50%, 08/25/2027	229,822	235,242

		3,130,788

FLOATING-RATE 0.0%
FHLMC, Ser. 1590, Class IA, 1.55%, 10/15/2023	187,131	187,414
GNMA, Ser. 2002-41, Class GS, IO, 9.35%, 06/16/2032	126,043	18,557

		205,971

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $3,250,836)		3,336,759

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 22.3%
FIXED-RATE 22.3%
FHLMC:
4.50%, 05/01/2018	17,987	18,608
5.00%, 08/01/2018-10/01/2018	387,996	403,301
5.50%, 02/01/2017-11/01/2017	454,788	475,868
6.00%, 04/01/2014-02/01/2023	1,121,572	1,181,821
6.50%, 04/01/2021	197,603	207,395
7.00%, 02/01/2015	66,143	69,495
FHLMC 30 year:
5.00%, TBA #	18,450,000	18,966,028
5.50%, TBA #	24,340,000	25,180,485
6.00%, TBA #	5,575,000	5,819,776
FNMA:
4.50%, 05/01/2018-02/01/2022	2,524,026	2,608,409
5.00%, 12/01/2017-03/01/2034	4,263,535	4,437,981
5.11%, 05/02/2019 # ☐	2,000,000	2,083,000
6.00%, 05/01/2017-11/01/2033	1,681,205	1,773,460
6.50%, 06/01/2017-08/01/2032	1,092,553	1,164,482
7.50%, 02/01/2012	417,730	437,283
FNMA 15 year:
4.00%, TBA #	15,600,000	15,809,633
4.50%, TBA #	47,035,000	48,328,462
5.00%, TBA #	23,065,000	23,861,457
5.50%, TBA #	10,525,000	10,954,220
GNMA:
7.00%, 11/15/2029	164,161	176,418
7.75%, 07/15/2020-08/15/2021	454,029	486,637
11.50%, 05/15/2013-06/15/2013	8,191	9,139

Total Agency Mortgage-Backed Pass Through Securities (cost $163,839,414)		164,453,358

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 0.8%
CSAB Mtge. Backed Trust, Ser. 2006-02, Class A3A, 5.80%, 09/25/2036	$9,140,000	$3,407,557
Lehman XS Trust, Ser. 2005-01, Class 3A3A, 5.11%, 07/25/2035	3,040,000	764,043
Morgan Stanley Mtge. Trust, Ser. 2006-2, Class 5A3, 5.50%, 02/25/2036	4,200,000	1,406,396
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z, 10.25%, 04/01/2016 ☐	1,316	1,170

Total Asset-Backed Securities (cost $15,605,147)		5,579,166

COMMERCIAL MORTGAGE-BACKED SECURITIES 16.4%
FIXED-RATE 11.7%
Banc of America Comml. Mtge. Securities, Inc.:
Ser. 2006-05, Class A2, 5.32%, 10/10/2011	300,000	264,741
Ser. 2007-01, Class A2, 5.38%, 01/15/2049	18,970,000	16,737,836
Bear Stearns Comml. Mtge. Securities, Inc.:
Ser. 2006-PW14, Class AJ, 5.27%, 12/11/2038	735,000	232,342
Ser. 2007-PW18, Class AJ, 6.41%, 11/11/2017	4,940,000	1,318,631
Citigroup/Deutsche Bank Comml. Mtge. Trust, Ser. 2007-CD4, Class A2B, 5.21%, 12/11/2049	310,000	271,040
Commercial Mtge. Pass-Through Cert., Ser. 2004-LB2A, Class A4, 4.72%, 03/10/2039	12,000,000	10,756,397
Credit Suisse First Boston Mtge. Securities Corp., Ser. 2005-C1, Class A4, 5.01%, 02/15/2038	7,880,000	6,682,799
GE Capital Comml. Mtge. Corp.:
Ser. 2004-C1, Class A3, 4.60%, 11/10/2038	8,580,000	7,739,446
Ser. 2005-C1, Class A2, 4.35%, 06/10/2048	17,038,000	16,378,948
Ser. 2005-C1, Class A5, 4.77%, 06/10/2048	12,060,000	10,536,618
Ser. 2005-C3, Class A2, 4.85%, 07/10/2045	440,000	427,418
Goldman Sachs Mtge. Securities Corp., Ser. 2006-GG8, Class A2, 5.48%, 11/10/2039	292,000	265,357
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2005-LDP4, Class A2, 4.79%, 10/15/2042	180,440	173,166
Ser. 2006-LDP8, Class B, 5.52%, 05/15/2045	4,595,000	821,618
Ser. 2007-CB19, Class AM, 5.94%, 02/12/2049	5,280,000	2,262,959
Ser. 2007-LD12, Class A2, 5.83%, 02/15/2051	5,670,000	4,944,685
LB-UBS Comml. Mtge. Trust:
Ser. 2003-C8, Class A4, 5.12%, 11/15/2032	5,055,000	4,667,909
Ser. 2004-C1, Class B, 4.81%, 01/15/2036	745,810	500,185
Ser. 2005-C5, Class A2, 4.89%, 09/15/2030	160,000	150,131
Ser. 2007-C1, Class A2, 5.32%, 09/15/2037	270,000	240,116
Ser. 2008-C1, Class AJ, 6.32%, 04/15/2041	5,000,000	1,563,006

		86,935,348

FLOATING-RATE 4.7%
Citigroup Comml. Mtge. Trust:
Ser. 2006-C4, Class AJ, 5.73%, 03/15/2049	6,120,000	1,662,896
Ser. 2007-C6, Class C, 5.89%, 07/10/2017	6,360,000	970,861
Commercial Mtge. Pass-Through Cert., Ser. 2007-C9, Class B, 5.82%, 12/10/2049	11,152,000	2,106,228

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
Credit Suisse Mtge. Capital Cert., Ser. 2007-C3, Class A4, 5.91%, 06/15/2039	$12,000,000	$8,512,956
GE Capital Comml. Mtge. Corp., Ser. 2007-C1, Class C, 5.70%, 12/10/2049	25,627,000	3,783,688
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class AM, 5.99%, 08/10/2045	32,300,000	14,014,815
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class B, 6.10%, 12/10/2049	4,184,000	743,379
JPMorgan Chase & Co. Comml. Mtge. Securities Corp., Ser. 2007-LD11, Class A4, 6.01%, 06/15/2049	3,700,000	2,917,870

		34,712,693

Total Commercial Mortgage-Backed Securities (cost $204,231,606)		121,648,041

CORPORATE BONDS 25.0%
CONSUMER DISCRETIONARY 2.8%
Media 0.8%
Time Warner, Inc., 7.625%, 04/15/2031	6,500,000	5,892,270

Multiline Retail 1.0%
Kohl’s Corp., 6.875%, 12/15/2037	5,100,000	4,156,959
Macy’s, Inc., 6.375%, 03/15/2037	5,250,000	3,487,223

		7,644,182

Specialty Retail 1.0%
Home Depot, Inc., 5.875%, 12/16/2036	6,600,000	4,850,135
Lowe’s Cos., 6.65%, 09/15/2037	2,500,000	2,507,678

		7,357,813

CONSUMER STAPLES 0.7%
Tobacco 0.7%
Altria Group, Inc., 9.95%, 11/10/2038	4,500,000	4,952,092

ENERGY 1.1%
Oil, Gas & Consumable Fuels 1.1%
Kinder Morgan Energy Partners, LP:
5.80%, 03/15/2035	3,000,000	2,276,601
7.40%, 03/15/2031	6,685,000	5,902,173

		8,178,774

FINANCIALS 11.8%
Capital Markets 4.6%
Goldman Sachs Group, Inc.:
5.30%, 02/14/2012	5,000,000	5,074,785
6.75%, 10/01/2037	9,725,000	7,432,623
Merrill Lynch & Co., Inc.:
6.05%, 08/15/2012	6,500,000	5,982,899
7.75%, 05/14/2038	5,000,000	3,422,265

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Capital Markets continued
Morgan Stanley:
5.625%, 01/09/2012	$6,000,000	$5,979,144
5.95%, 12/28/2017	7,000,000	6,351,835

		34,243,551

Commercial Banks 1.4%
National City Corp., 5.80%, 06/07/2017	8,000,000	7,105,888
PNC Financial Services Group, Inc., 8.70%, 12/31/2049 144A	6,700,000	3,048,500

		10,154,388

Consumer Finance 2.1%
American General Finance Corp., 5.90%, 09/15/2012	5,000,000	2,208,900
American Water Capital Corp., 6.09%, 10/15/2017	9,000,000	8,189,757
HSBC Finance Corp., 4.625%, 09/15/2010	5,000,000	4,980,775

		15,379,432

Diversified Financial Services 1.6%
JPMorgan Chase & Co.:
6.40%, 05/15/2038	5,000,000	4,887,135
7.90%, 12/31/2049	8,500,000	6,481,998

		11,369,133

Insurance 1.3%
American International Group, Inc., 4.70%, 10/01/2010	6,500,000	3,802,909
Prudential Financial, Inc., 6.10%, 06/15/2017	8,200,000	5,837,482

		9,640,391

Real Estate Investment Trusts (REITs) 0.8%
ERP Operating, LP, 5.75%, 06/15/2017	7,500,000	6,142,830

HEALTH CARE 3.7%
Biotechnology 1.2%
Amgen, Inc., 6.375%, 06/01/2037	8,500,000	8,611,036

Health Care Providers & Services 1.9%
UnitedHealth Group, Inc., 5.375%, 03/15/2016	10,000,000	9,006,950
WellPoint, Inc., 5.875%, 06/15/2017	5,800,000	5,453,734

		14,460,684

Pharmaceuticals 0.6%
Pfizer, Inc., 4.45%, 03/15/2012	4,225,000	4,442,093

INDUSTRIALS 1.7%
Air Freight & Logistics 0.6%
FedEx Corp., 6.72%, 01/15/2022	4,202,463	3,950,132

Road & Rail 1.1%
Burlington Northern Santa Fe Corp., 5.90%, 07/01/2012	8,000,000	8,327,952

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES 2.3%
Diversified Telecommunication Services 1.6%
BellSouth Corp., Sr. Disc. Note, Step Bond, 0.00%, 12/15/2095 †	$6,000,000	$2,362,224
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	10,000,000	9,394,470

		11,756,694

Wireless Telecommunication Services 0.7%
AT&T Wireless, 8.125%, 05/01/2012	5,000,000	5,528,675

UTILITIES 0.9%
Electric Utilities 0.9%
Carolina Power & Light Co., 6.50%, 07/15/2012	6,500,000	6,908,915

Total Corporate Bonds (cost $213,488,543)		184,941,037

U.S. TREASURY OBLIGATIONS 3.2%
U.S. Treasury Note, 2.75%, 02/15/2019 (cost $24,024,522)	24,560,000	23,796,258

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 6.9%
FIXED-RATE 4.3%
Banc of America Mtge. Securities, Inc., Ser. 2005-D, Class 2A6, 4.79%, 05/25/2035	22,000,000	14,041,124
Washington Mutual, Inc., Ser. 2005-AR12, Class 1A4, 4.83%, 10/25/2035	26,947,000	17,497,436

		31,538,560

FLOATING-RATE 2.6%
Washington Mutual, Inc.:
Ser. 2005-AR5, Class A5, 4.68%, 05/25/2035	25,610,000	17,094,060
Ser. 2006-OA3, Class 4AB, 2.40%, 04/25/2047	11,914,428	2,490,434

		19,584,494

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $85,063,449)		51,123,054

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 5.7%
FIXED-RATE 1.5%
Countrywide Home Loans, Ser. 2005-HYB6, Class 4A1B, 5.37%, 10/20/2035	6,470,460	3,827,358
GSAA Home Equity Trust, Ser. 2007-10, Class A2A, 6.50%, 11/26/2037	4,320,455	2,185,156
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.59%, 07/25/2036	8,123,800	5,056,293

		11,068,807

FLOATING-RATE 4.2%
Alternative Loan Trust, Ser. 2006, Class 4A1, 5.89%, 02/25/2037	18,152,298	9,349,321
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-7, Class 2A3A, 5.16%, 09/25/2035	13,585,606	8,312,326
Deutsche Securities, Inc., Ser. 2007-OA2, Class A1, 2.59%, 04/25/2047	3,358,047	1,165,140

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE continued
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2007-OA5, Class 1A1B, 2.38%, 06/25/2047	$16,739,790	$2,835,130
Washington Mutual, Inc., Ser. 2006-AR14, Class 1A4, 5.61%, 11/25/2036	16,465,082	9,484,803

		31,146,720

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $85,954,252)		42,215,527

YANKEE OBLIGATIONS – CORPORATE 2.4%
MATERIALS 1.8%
Metals & Mining 1.8%
Alcan, Inc., 6.125%, 12/15/2033	10,000,000	6,825,380
ArcelorMittal SA, 5.375%, 06/01/2013	6,800,000	6,127,004

		12,952,384

TELECOMMUNICATION SERVICES 0.6%
Wireless Telecommunication Services 0.6%
Vodafone Group plc, 5.625%, 02/27/2017	4,500,000	4,535,213

Total Yankee Obligations – Corporate (cost $21,160,003)		17,487,597

DEPOSITORY SHARES 0.7%
FINANCIALS 0.7%
Wells Fargo Capital XIII, FRN, 7.70%, 12/29/2049 ° (cost $8,435,000)	8,435,000	5,402,415

	Shares	Value

CLOSED END MUTUAL FUND SHARES 0.0%
MFS Intermediate Income Trust (cost $140,062)	23,286	149,267

SHORT-TERM INVESTMENTS 24.2%
MUTUAL FUND SHARES 24.2%
Evergreen Institutional Money Market Fund, Class I, 0.57% q ø ## (cost $178,930,909)	178,930,909	178,930,909

Total Investments (cost $1,088,468,291) 119.5%		885,085,142
Other Assets and Liabilities (19.5%)		(145,314,685)

Net Assets 100.0%		$739,770,457

#	When-issued or delayed delivery security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

°

Investment in non-controlled affiliate. At April 30, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $8,435,000 and earned $404,250 of income for the period from October 3, 2008 to April 30, 2009 which is included in income from affiliated issuers.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations

FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
IO	Interest Only
TBA	To Be Announced

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited)*:

AAA	64.7%
AA	2.4%
A	18.3%
BBB	9.4%
BB	3.0%
B	1.9%
CCC	0.2%
Less than CCC	0.1%

100.0%

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited)*:

Less than 1 year	6.0%
1 to 3 year(s)	23.6%
3 to 5 years	24.2%
5 to 10 years	28.4%
10 to 20 years	4.9%
20 to 30 years	3.3%
Greater than 30 years	9.6%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $901,102,382)	$700,751,818
Investments in affiliated issuers, at value (cost $187,365,909)	184,333,324

Total investments	885,085,142
Receivable for securities sold	133,612,799
Receivable for Fund shares sold	3,776,442
Dividends and interest receivable	6,743,392
Unrealized gains on credit default swap transactions	521,942
Receivable from investment advisor	998,469
Prepaid expenses and other assets	39,952

Total assets	1,030,778,138

Liabilities
Dividends payable	714,253
Payable for securities purchased	280,506,751
Payable for Fund shares redeemed	5,344,130
Unrealized losses on credit default swap transactions	3,577,208
Premiums received on credit default swap transactions	94,551
Advisory fee payable	4,160
Distribution Plan expenses payable	4,704
Due to other related parties	25,729
Collateral due to broker	502,271
Accrued expenses and other liabilities	233,924

Total liabilities	291,007,681

Net assets	$739,770,457

Net assets represented by
Paid-in capital	$1,569,461,082
Undistributed net investment income	2,203,377
Accumulated net realized losses on investments	(625,455,587)
Net unrealized losses on investments	(206,438,415)

Total net assets	$739,770,457

Net assets consists of
Class A	$139,462,122
Class B	51,354,548
Class C	72,176,417
Class I	443,237,528
Class IS	12,000,759
Class R	21,539,083

Total net assets	$739,770,457

Shares outstanding (unlimited number of shares authorized)
Class A	19,789,146
Class B	7,284,548
Class C	10,236,989
Class I	62,900,715
Class IS	1,702,463
Class R	3,055,214

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES continued

April 30, 2009

Net asset value per share
Class A	$7.05
Class A — Offering price (based on sales charge of 4.75%)	$7.40
Class B	$7.05
Class C	$7.05
Class I	$7.05
Class IS	$7.05
Class R	$7.05

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest	$107,372,696
Dividends	3,374,331
Income from affiliated issuers	2,610,738
Securities lending	99,198

Total investment income	113,456,963

Expenses
Advisory fee	5,615,490
Distribution Plan expenses
Class A	660,449
Class B	783,981
Class C	877,098
Class IS	54,948
Class R	159,054
Administrative services fee	1,754,841
Transfer agent fees	2,471,237
Trustees’ fees and expenses	46,241
Printing and postage expenses	129,812
Custodian and accounting fees	476,042
Registration and filing fees	87,666
Professional fees	158,795
Other	58,279

Total expenses	13,333,933
Less: Expense reductions	(7,460)
Fee waivers	(2,961,954)

Net expenses	10,364,519

Net investment income	103,092,444

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities
Unaffiliated issuers	(504,172,263)
Affiliated issuers	(1,245,250)
Credit default swap transactions	(66,507,883)
Total return swap transactions	(27,936,754)

Net realized losses on investments	(599,862,150)

Net change in unrealized gains or losses on:
Securities
Unafilliated issuers	(45,170,629)
Affiliated issuers	(3,032,585)
Credit default swap transactions	2,820,173
Total return swap transactions	(17,968,698)

Net change in unrealized gains or losses on investments	(63,351,739)

Net realized and unrealized gains or losses on investments	(663,213,889)

Net decrease in net assets resulting from operations	$(560,121,445)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009		2008

Operations
Net investment income		$103,092,444		$193,220,501
Net realized losses on investments		(599,862,150)		(102,438,182)
Net change in unrealized gains or losses on investments		(63,351,739)		(155,213,014)

Net decrease in net assets resulting from operations		(560,121,445)		(64,430,695)

Distributions to shareholders from
Net investment income
Class A		(10,900,435)		(10,945,889)
Class B		(2,669,507)		(2,256,266)
Class C		(3,043,275)		(2,174,879)
Class I		(52,854,769)		(82,164,988)
Class IS		(894,815)		(945,432)
Class R		(1,250,253)		(811,092)
Tax basis return of capital
Class A		(4,373,458)		(10,794,243)
Class B		(1,297,865)		(3,215,146)
Class C		(1,452,019)		(3,098,276)
Class I		(21,035,554)		(73,367,395)
Class IS		(363,861)		(927,478)
Class R		(526,606)		(880,806)

Total distributions to shareholders		(100,662,417)		(191,581,890)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	5,557,078	44,960,790	11,691,227	119,860,337
Class B	1,538,180	11,886,156	1,874,257	19,085,084
Class C	4,114,857	32,375,005	4,586,275	46,801,311
Class I	20,259,006	167,589,513	69,725,609	716,397,657
Class IS	67,819	613,329	842,150	8,613,530
Class R	1,754,345	14,325,364	2,630,687	26,637,555

		271,750,157		937,395,474

Net asset value of shares issued in reinvestment of distributions
Class A	1,618,778	12,869,125	1,799,596	18,391,778
Class B	336,445	2,677,145	390,987	3,998,451
Class C	148,463	1,167,906	149,647	1,529,950
Class I	5,642,073	45,418,178	7,374,532	75,363,207
Class IS	111,702	912,053	135,113	1,380,395
Class R	102,474	813,103	82,829	845,375

		63,857,510		101,509,156

Automatic conversion of Class B shares to Class A shares
Class A	1,626,951	12,501,735	337,825	3,444,930
Class B	(1,626,951)	(12,501,735)	(337,825)	(3,444,930)

		0		0

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2009		2008

	Shares		Shares

Capital share transactions continued
Payment for shares redeemed
Class A	(31,447,135)	$(251,153,358)	(19,970,018)	$(204,126,382)
Class B	(5,022,581)	(40,437,234)	(4,361,199)	(44,415,133)
Class C	(5,949,606)	(47,798,898)	(6,015,720)	(61,240,328)
Class I	(221,104,658)	(1,818,544,377)	(137,563,564)	(1,390,029,408)
Class IS	(2,095,964)	(16,037,101)	(1,502,723)	(15,365,049)
Class R	(3,023,603)	(22,961,075)	(1,681,707)	(17,084,088)

		(2,196,932,043)		(1,732,260,388)

Net asset value of shares issued in acquisition
Class A	0	0	6,839,102	71,007,238

Net decrease in net assets resulting from capital share transactions		(1,861,324,376)		(622,348,520)

Total decrease in net assets		(2,522,108,238)		(878,361,105)
Net assets
Beginning of period		3,261,878,695		4,140,239,800

End of period		$739,770,457		$3,261,878,695

Undistributed (overdistributed) net investment income		$2,203,377		$(18,658,276)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Core Bond Fund (the “Fund”) is a diversified series of Evergreen Select Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C, Class I, Class IS and Class R shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued

NOTES TO FINANCIAL STATEMENTS continued

at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll trans-

NOTES TO FINANCIAL STATEMENTS continued

actions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

f. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or

NOTES TO FINANCIAL STATEMENTS continued

market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

g. Total return swaps

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

h. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently

NOTES TO FINANCIAL STATEMENTS continued

resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date.

i. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

j. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers, mortgage paydown gains and losses and swap contracts. During the year ended April 30, 2009, the following amounts were reclassified:

Paid-in capital	$(2,256,882)
Undistributed net investment income	(10,617,737)
Accumulated net realized losses on investments	12,874,619

k. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.32% and declining to 0.28% as the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Core Bond Fund, increase. For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.32% of the Fund’s average daily net assets.

NOTES TO FINANCIAL STATEMENTS continued

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $2,961,954.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the

NOTES TO FINANCIAL STATEMENTS continued

year ended April 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.14% of the Fund’s average daily net assets.

During the year ended April 30, 2009, the Fund recorded a receivable from EIMC in the amount of $998,469 related to a NAV error. This amount is recorded as a capital contribution and is reflected in payment for shares redeemed on the Statement of Changes.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A and Class IS shares and up to 1.00% of the average daily net assets for each of Class B, Class C and Class R shares. However, currently the distribution fees for Class A and Class IS shares are limited to 0.25% of the average daily net assets of each class and the distribution fees for Class R shares are limited to 0.50% of the average daily net assets of Class R shares.

For the year ended April 30, 2009, EIS received $3,993 from the sale of Class A shares and $49,688, $139,182 and $4,589 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas American Enterprise Bond Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas American Enterprise Bond Fund at an exchange ratio of 0.93 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $343,260. The aggregate net assets of the Fund and Atlas American Enterprise Bond Fund immediately prior to the acquisition were $4,133,392,669 and $71,007,238, respectively. The aggregate net assets of the Fund immediately after the acquisition were $4,204,399,907.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2009:

NOTES TO FINANCIAL STATEMENTS continued

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$1,851,178,104	$961,123,003	$2,331,656,896	$2,408,351,054

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$202,876,434	$0
Level 2 – Other Significant Observable Inputs	680,125,708	(3,055,266)
Level 3 – Significant Unobservable Inputs	2,083,000	0

Total	$885,085,142	$(3,055,266)

*	Other financial instruments include swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of May 1, 2008	$0
Realized gains or losses	0
Change in unrealized appreciation (depreciation)	4,250
Net purchases (sales)	2,078,750
Transfers in and/or out of Level 3	0

Balance as of April 30, 2009	$2,083,000

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2009	$4,250

NOTES TO FINANCIAL STATEMENTS continued

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $1,088,750,871. The gross unrealized appreciation and depreciation on securities based on tax cost was $5,462,743 and $209,128,472, respectively, with a net unrealized depreciation of $203,665,729.

As of April 30, 2009, the Fund had $398,592,314 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2010	2012	2013	2015	2016	2017

$2,347,672	$904,178	$617,695	$30,107,771	$865,080	$363,749,918

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October losses of $226,580,693.

7. DERIVATIVE TRANSACTIONS

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At April 30, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2012	CitiBank	BorgWarner Inc., 6.50%, 06/20/2012 ##	BBB-	$8,000,000	0.26%	Quarterly	$521,942	$0	$521,942

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

##	The Fund entered into the swap contract for hedging purposes.

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/20/2010	Goldman	Duke Realty Ltd.,	BBB	$8,000,000	0.75%	Quarterly	$(887,077)	$0	$(887,077)
	Sachs **	5.40%,
		08/15/2014 #
06/20/2012	Morgan	PG&E Corp.,	BBB+	10,000,000	0.24%	Quarterly	(333,918)	0	(333,918)
	Stanley	4.80%,
		03/01/2014 #
09/20/2012	Morgan	Duke Realty Ltd.,	BBB	8,000,000	0.90%	Quarterly	(1,579,140)	0	(1,579,140)
	Stanley	5.40%,
		08/15/2014 #

Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2012	Morgan	Dow Jones CDX,	BBB+	$15,616,000	0.35%	Monthly	$(871,624)	$(94,551)	$(777,073)
	Stanley	North American
		Investment
		Grade Index #

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring may also cause a credit event to take place.

**	As of April 30, 2009, the net asset trigger level for early termination with the counterparty was reached.
#	The Fund entered into the swap contract for speculative purposes.
@	Rating represents an average rating for the underlying securities within the index.

The Fund had an average notional balance on credit default swaps and total return swaps of $147,000,000 and $153,000,000, respectively, during the year ended April 30, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On April 30, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $3,671,759. As of April 30, 2009, the Fund had received $502,271 as cash collateral for outstanding swap transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

NOTES TO FINANCIAL STATEMENTS continued

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Credit Default Swaps	Total Return Swaps	Total

Credit contracts	$(66,507,883)	$0	$(66,507,883)
Interest rate contracts	0	(27,936,754)	(27,936,754)

	$(66,507,883)	$(27,936,754)	$(94,444,637)

	Change in Unrealized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Credit Default Swaps	Total Return Swaps	Total

Credit contracts	$2,820,173	$0	$2,820,173
Interest rate contracts	0	(17,968,698)	(17,968,698)

	$2,820,173	$(17,968,698)	$(15,148,525)

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2009, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Capital Loss
	Carryovers and	Temporary
Unrealized	Post-October	Book/Tax
Depreciation	Losses	Differences

$203,665,729	$625,173,007	$(851,889)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2009	2008

Ordinary Income	$71,613,054	$99,298,546
Return of Capital	29,049,363	92,283,344

NOTES TO FINANCIAL STATEMENTS continued

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended April 30, 2009, the Fund had no borrowings.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least

NOTES TO FINANCIAL STATEMENTS continued

September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

15. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close

NOTES TO FINANCIAL STATEMENTS continued

of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Select Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Bond Fund, a series of the Evergreen Select Fixed Income Trust, as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Bond Fund as of April 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $100,662,417 during the year ended April 30, 2009 of which 71.14% was from ordinary taxable income and 28.86% was a non-taxable return of capital. Shareholders of the Fund will receive in early 2010 a Form 1099-DIV that will inform them of the tax character of their distributions made by the Fund in calendar year 2009.

ADDITIONAL INFORMATION (unaudited) continued

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1a — To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$526,918,138
Net assets voted “Against”	$3,236,114
Net assets voted “Abstain”	$5,773,329

Proposal 1b — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc.:

Net assets voted “For”	$525,286,326
Net assets voted “Against”	$4,439,023
Net assets voted “Abstain”	$6,202,232

This page left intentionally blank

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566664 rv6 06/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the one series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2009 and April 30, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$69,650	$39,500
Audit-related fees (1)	$0	$6,200
Tax fees (2)	$4,500	$6,727
Non-audit fees (3)	$720,000	$1,162,374
All other fees	$0	$0
(1)	Audit-related fees consists primarily of fees for merger activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of

Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.
(b)(2)	Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Select Fixed Income Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn
Principal Executive Officer

Date: June 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips
Principal Financial Officer

Date: June 29, 2009